UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2020

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On June 30, 2020, Beasley Broadcast Group, Inc. (the “Company,” “we” or “us”) announced preliminary estimated financial results for the three and six months ended June 30, 2020, as follows:

Preliminary Estimated Financial Results for the Three and Six Months Ended June 30, 2020

Our financial results for the three and six months ended June 30, 2020 are not yet complete. Accordingly, our estimated results below are forward-looking statements based solely on information available to us as of the date of this Current Report on Form 8-K, and we undertake no obligation to update this information, except as may be required by law. Actual results remain subject to the completion of management’s and our audit committee’s reviews and our other financial closing procedures, as well as the completion of the preparation of our unaudited consolidated financial data for the three and six months ended June 30, 2020. During the course of that process, we may identify items that would require us to make adjustments, which may be material, to the information presented below. Accordingly, you should not place undue reliance on these preliminary estimated financial results.

The preliminary financial information included in this Current Report on Form 8-K has been prepared by and is the responsibility of our management. Our independent registered public accounting firm, Crowe LLP, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results. Accordingly, Crowe LLP does not express an opinion or any other form of assurance with respect thereto. As a result, we have provided ranges, rather than specific amounts, for the estimated financial results below. Our actual results may vary materially from the estimated preliminary results included herein. See “Cautionary Note Regarding Forward-Looking Statements” below for more information.

These preliminary results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The information presented herein should not be considered a substitute for the financial information to be filed with the SEC in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 once it becomes available.

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We estimate that for the three months ended June 30, 2020, net revenue will be between $28.0 million and $30.5 million, representing a decrease of 54% to 57% compared to net revenue of $65.7 million for the three months ended June 30, 2019.

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We estimate that for the six months ended June 30, 2020, net revenue will be between $85.7 million and $88.2 million, representing a decrease of 28% to 30% compared to net revenue of $123.3 million for the six months ended June 30, 2019.

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We estimate that for April and May 2020, operating expenses will be between $23.7 million and $25.0 million, representing a decrease of 21% to 25% compared to operating expenses of $31.7 million for April and May 2019. The Company is not able to accurately estimate June expenses at this time.

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We expect that on June 30, 2020, we will have cash on hand of approximately $20.0 million and total debt of approximately $268.5 million. The Company has no available commitments under its revolving credit facility.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events. All statements other than statements of historical fact included in this document are forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, contain words such as: “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “plans,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Factors that could cause actual results or events to differ materially from these forward-looking statements include, but are not limited to:

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the effects of the COVID-19 pandemic, including its potential effects on the economic environment and the Company’s results of operations, liquidity and financial condition, and the increased risk of impairments of the Company’s FCC licenses and/or goodwill, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic;

•	external economic forces that could have a material adverse impact on the Company’s advertising revenues and results of operations;

•	the ability of the Company’s radio stations to compete effectively in their respective markets for advertising revenues;

•	the ability of the Company to develop compelling and differentiated digital content, products and services;

•	audience acceptance of the Company’s content, particularly its radio programs;

•	the ability of the Company to respond to changes in technology, standards and services that affect the radio industry;

•	the Company’s dependence on federally issued licenses subject to extensive federal regulation;

•	actions by the FCC or new legislation affecting the radio industry;

•	the Company’s dependence on selected market clusters of radio stations for a material portion of its net revenue;

•	credit risk on the Company’s accounts receivable;

•	the risk that the Company’s FCC licenses and/or goodwill could become impaired;

•

the Company’s substantial debt levels and the potential effect of restrictive debt covenants on the Company’s operational flexibility and ability to pay dividends, including restrictions on the ability to pay dividends in the near term as a result of the Amendment to the Company’s credit agreement;

•	the potential effects of hurricanes on the Company’s corporate offices and radio stations;

•	the failure or destruction of the internet, satellite systems and transmitter facilities that the Company depends upon to distribute its programming;

•	disruptions or security breaches of the Company’s information technology infrastructure;

•	the loss of key personnel;

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the Company’s ability to integrate acquired businesses and achieve fully the strategic and financial objectives related thereto and their impact on the Company’s financial condition and results of operations;

•	the fact that the Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of the Company; and

•	other economic, business, competitive, and regulatory factors affecting the businesses of the Company, including those set forth in the Company’s filings with the SEC.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. We do not intend, and undertake no obligation, to update any forward- looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: June 30, 2020	By:	/s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer